EXHIBIT 10.3
AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2, dated as of April 18, 2023 (this “Amendment”), is entered into by and among PACIFIC GAS AND ELECTRIC COMPANY, a California corporation (the “Borrower”), each lender party hereto (the “Lenders”) and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 20, 2022, among the Borrower, the Lenders and the Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 23, 2022, the “Credit Agreement”; capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement); and
WHEREAS, the Borrower has requested, and the Lenders have agreed, to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:
A.    Amendments to Credit Agreement. On the Amendment No. 2 Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(i)    The following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated to read as follows:
“364-Day Tranche Maturity Date”: April 16, 2024.
“Applicable Margin”: for any day, (a) with respect to 2-Year Tranche Loans that are (i) ABR Loans, 0.250% per annum and (ii) Term Benchmark Loans, 1.250% per annum and (b) with respect to 364-Day Tranche Loans that are (i) ABR Loans, 0.375% per annum and (ii) Term Benchmark Loans, 1.375% per annum.
B.    Conditions Precedent. This Amendment shall become effective as of the date first above written when each of the following conditions precedent shall have been satisfied (the “Amendment No. 2 Effective Date”):
1.    Executed Counterparts. The Administrative Agent shall have received a counterpart to this Amendment duly executed by the Borrower and the Required Lenders;
2.    Organizational Documents; Certificates. The Administrative Agent shall have received (i) a certificate of the Borrower, dated as of the Amendment No. 2 Effective Date (with a recent short-form good standing certificate of the Borrower), similar to the one delivered pursuant to Section 5.1(f)(i) of the Credit Agreement, with appropriate insertions and attachments and (ii) a certificate of a Responsible Officer, dated the Amendment No. 2 Effective Date, confirming the satisfaction of the conditions precedent set forth in clauses (3) and (4) below;
3.    Representations and Warranties. The representations and warranties of the Borrower contained in Section 4 of the Credit Agreement (other than the representations and warranties set forth in Sections 4.2, 4.6(b) and 4.13) shall be true and correct in all material respects immediately prior to and immediately after giving effect to this Amendment; provided that each of such representations and warranties that contains a materiality qualification shall be true and correct on and as of the Amendment No. 2 Effective Date (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties were true and correct in all material respects, or true and correct, as the case may be, as of such earlier date);
4.    No Default. No Default or Event of Default shall have occurred and be continuing immediately prior to, and immediately after giving effect to, the Amendment No. 2 Effective Date;
5.    Legal Opinion. The Administrative Agent shall have received the legal opinion of Hunton Andrews Kurth LLP, counsel to the Borrower, in a form reasonably satisfactory to the Administrative Agent;

6.    Know Your Customer Information. The Administrative Agent shall have received, at least five (5) Business Days prior to the Amendment No. 2 Effective Date, all documentation and other information with respect to the Borrower reasonably requested by it, which documentation is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act;
7.    Fees and Expenses. On or prior to the Amendment No. 2 Effective Date, the Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent required to be paid or reimbursed by the Borrower in connection with the preparation, negotiation, execution and delivery of this Amendment and related documentation (including, in each case, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent with respect thereto); and
8.    Bond Documents. The Borrower shall have caused to be issued to the Administrative Agent a new First Mortgage Bond (the “New FMB”) in the amount of $125,000,000, such that the maturity date of such Senior Bond will match the 364-Day Tranche Maturity Date (after giving effect to this Amendment). Upon receipt of the New FMB, the Administrative Agent shall return to the Borrower the original First Mortgage Bond of the Forty-Ninth Series in the amount of $125,000,000 issued on the Effective Date. In addition, the Administrative Agent shall have received:
(i)    a Senior Bond in a face amount equal to $125,000,000, duly issued and authenticated under the FMB Indenture and in a form reasonably satisfactory to the Administrative Agent;
(ii)    a certificate of a duly authorized officer of the Indenture Trustee certifying that such Senior Bond has been authenticated and is outstanding under the FMB Indenture;
(iii)    copies of all other documents delivered to the Indenture Trustee by or on behalf of the Borrower on or prior to the Amendment No. 2 Effective Date in connection with the issuance of such Senior Bond; and
(iv)    copies of all title reports and commitments, if any, as of the Amendment No. 2 Effective Date with respect to the Mortgaged Property consisting of real property as to which Liens in favor of the Indenture Trustee, for the benefit of the holders of the New FMB, has been granted.
C.    Other Terms.
1.    Reference to the Effect on the Loan Documents.
(i)    As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the “Credit Agreement” (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(ii)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(iii)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Borrower, or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(iv)    This Amendment is a Loan Document.
2.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each, an “Electronic Signature”) transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
3.    Ratification. This Amendment shall be effective pursuant to Section 10.1 of the Credit Agreement (and approved and ratified by all Lenders and the Administrative Agent for all purposes under the Loan Documents).
4.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
5.    Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.
6.    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
7.    Severability. The fact that any term or provision of this Amendment is held invalid, illegal or unenforceable as to any person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any person.
8.    Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
9.    Jurisdiction; Waiver of Jury Trial. The jurisdiction and waiver of right to trial by jury provisions in Section 10.12 and Section 10.15, respectively, of the Credit Agreement are incorporated herein by reference mutatis mutandis.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first set forth above.
PACIFIC GAS AND ELECTRIC COMPANY,
as the Borrower
By:    /s/ Margaret K. Becker
Name:    Margaret K. Becker
Title:    Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Jacqueline G. Margetis
Name:    Jacqueline G. Margetis
Title:    Director

BANK OF AMERICA, N.A.,
as a Lender
By:    /s/ Jacqueline G. Margetis
Name:    Jacqueline G. Margetis
Title:    Director